UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 8, 2006
NAVISTAR FINANCIAL CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-04146
(State or other Jurisdiction of Incorporation)	(Commission File Number)

425 N. Martingale Road Schaumburg, Illinois	60173
(Address of principal executive offices of registrant)	(Zip Code)

Registrant’s telephone number, including area code:  630-753-4000

Former name or former address, if changed since last report:  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

               On November 8, 2006, the management of Navistar Financial Corporation (“NFC” or the “company), with the concurrence of its Audit Committee, concluded that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.   As previously announced, the company was unable to file its Annual Report on Form 10-K for the period ended October 31, 2005 and its Quarterly Report on Form 10-Q for the three month periods ended January 31, 2006, April 30, 2006 and July 31, 2006 in a timely manner because the company’s parent Navistar International Corporation (“Navistar”) was still performing an ongoing review of a number of accounting matters in connection with a restatement of its financial statements for the same periods.

The NFC restatement is a result of management previously recording the securitization of certain assets as sales in accordance with SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which it now believes is incorrect.   In some securitizations, the company transfers notes to a trust over a period of two to six months (“pre-funding period”). The Company historically has accounted for each transfer as a sale upon funding.   However, in accordance with SFAS No.140 sale accounting is not permitted until all of the assets of the trust have been transferred into the trust (when the pre-funding period ends) which is when the trust becomes a Qualified Special Purpose Entity (“QSPE”) as defined in SFAS No. 140. For NFC, the characteristics of the trust during the pre-funding period are such that the trust is not a QSPE.   Until the pre-funding period ends the trust’s assets, principally notes, and its liabilities, principally debt, will be included in the consolidated financial statements of NFC.   When the pre-funding period ends, the company will be able record a sale and recognize a gain or loss. Over the life of the securitization the total income and expense recognized by the company will not change.

The company is also reviewing other accounting matters including the models and assumptions used to calculate both the gain upon sale and the subsequent fair values of NFC’s retained interests in each securitization.   The review and resolution of these matters and those being reviewed at Navistar could result in the identification of additional matters requiring correction or revision in the restated financial statements.   This review process continues and matters identified at this stage, and any assessment of the nature, scope or dollar amount of the restatements, are preliminary and subject to change.

Management of both NFC and Navistar are evaluating what impact, if any, the restatement for Pre-funding and other matters, if any, will have on the evaluation of internal and disclosure controls as required by Item 307 (Disclosure Controls and Procedures)and Item 308 (Internal Control over Financial Reporting) of SEC Regulation S-K.

The Audit Committee has discussed the company’s decision to restate as a result of the matters disclosed in this Item 4.02 with its current independent public accountants KPMG LLP.

The company has advised its former independent public accountants, Deloitte and Touche (“Deloitte”), of the decision to restate prior periods but has not had any discussions with Deloitte about its decision to restate.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION
(Registrant)

Date: November 9, 2006	By: /s/	JOHN V. MULVANEY, SR.
John V. Mulvaney, Sr.
Vice President CFO and Treasurer
(Principal Financial and Accounting Officer)